Exhibit 1.1

PRICING AGREEMENT

April 23, 2025

BofA Securities, Inc.

Goldman Sachs & Co. LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNP Paribas Securities Corp.

Mizuho Securities USA LLC

As Representatives of the

several Underwriters named

in Schedule I hereto

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, North Carolina 28202

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

c/o BNP Paribas Securities Corp.

787 7th Avenue, 3rd Floor

New York, New York 10019

c/o Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, New York 10020

Ladies and Gentlemen:

WALMART INC., a Delaware corporation (the “Company” or “Walmart”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated April 23, 2025 (the “Underwriting Agreement”), between the Company, on the one hand, and you, as parties which are signatories or deemed to be signatories to the Underwriting Agreement, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”).

Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement (this “Pricing Agreement”) to the same extent as if such provisions were set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement (it being understood that each representation and warranty in Section 2 of the Underwriting Agreement that refers to the Pricing Prospectus or the Prospectus shall be deemed to be a representation or warranty as of the date of this Pricing Agreement in relation to the Pricing Prospectus or the Prospectus relating to the Designated Securities). Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to the Representatives named in Schedule II hereto (the “Representatives”). Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

The Prospectus (including, for the avoidance of doubt, a prospectus supplement relating to the Designated Securities), in all material respects in the form heretofore delivered to you, is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amounts of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

[Remainder of page intentionally left blank.]

2

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

Very truly yours,

WALMART INC.

By:	/s/ Matthew Allen
	Name:	Matthew Allen
	Title:	Vice President, Finance & Assistant Treasurer

[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

BOFA SECURITIES, INC.

By:	/s/ Rob Colucci
	Name:	Rob Colucci
	Title:	Managing Director

For itself and as a Representative of the several

Underwriters named in Schedule I hereto

[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

GOLDMAN SACHS & CO. LLC

By:	/s/ Johannes Hahn
	Name:	Johannes Hahn
	Title:	Managing Director

For itself and as a Representative of the several

Underwriters named in Schedule I hereto

[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

WELLS FARGO SECURITIES, LLC

By:	/s/ Carolyn Hurley
	Name:	Carolyn Hurley
	Title:	Managing Director

For itself and as a Representative of the several

Underwriters named in Schedule I hereto

[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

BARCLAYS CAPITAL INC.

By:	/s/ Meghan Maher
	Name:	Meghan Maher
	Title:	Managing Director

For itself and as a Representative of the several

Underwriters named in Schedule I hereto

[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

BNP PARIBAS SECURITIES CORP.

By:	/s/ Rafael Ribeiro
	Name:	Rafael Ribeiro
	Title:	Managing Director

For itself and as a Representative of the several

Underwriters named in Schedule I hereto

[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

MIZUHO SECURITIES USA LLC

By:	/s/ Joseph Santaniello
	Name:	Joseph Santaniello
	Title:	Managing Director

For itself and as a Representative of the several

Underwriters named in Schedule I hereto

[Signature Page to the Pricing Agreement]

SCHEDULE I

Underwriters	Principal Amount of Floating Rate Notes Due 2027 to be Purchased	Principal Amount of 4.100% Notes Due 2027 to be Purchased	Principal Amount of 4.350% Notes Due 2030 to be Purchased	Principal Amount of 4.900% Notes Due 2035 to be Purchased
BofA Securities, Inc.	$78,750,000	$78,750,000	$105,000,000	$157,500,000
Goldman Sachs & Co. LLC	$78,750,000	$78,750,000	$105,000,000	$157,500,000
Wells Fargo Securities, LLC	$78,750,000	$78,750,000	$105,000,000	$157,500,000
Barclays Capital Inc.	$63,750,000	$63,750,000	$85,000,000	$127,500,000
BNP Paribas Securities Corp.	$63,750,000	$63,750,000	$85,000,000	$127,500,000
Mizuho Securities USA LLC	$63,750,000	$63,750,000	$85,000,000	$127,500,000
Citigroup Global Markets Inc.	$30,375,000	$30,375,000	$40,500,000	$60,750,000
HSBC Securities (USA) Inc.	$30,375,000	$30,375,000	$40,500,000	$60,750,000
J.P. Morgan Securities LLC	$30,375,000	$30,375,000	$40,500,000	$60,750,000
Morgan Stanley & Co. LLC	$30,375,000	$30,375,000	$40,500,000	$60,750,000
U.S. Bancorp Investments, Inc.	$30,375,000	$30,375,000	$40,500,000	$60,750,000
BBVA Securities Inc.	$15,000,000	$15,000,000	$20,000,000	$30,000,000
NatWest Markets Securities Inc.	$15,000,000	$15,000,000	$20,000,000	$30,000,000
Santander US Capital Markets LLC	$15,000,000	$15,000,000	$20,000,000	$30,000,000
Scotia Capital (USA) Inc.	$15,000,000	$15,000,000	$20,000,000	$30,000,000
SMBC Nikko Securities America, Inc.	$15,000,000	$15,000,000	$20,000,000	$30,000,000
Standard Chartered Bank	$15,000,000	$15,000,000	$20,000,000	$30,000,000
TD Securities (USA) LLC	$15,000,000	$15,000,000	$20,000,000	$30,000,000
ICBC Standard Bank Plc	$11,250,000	$11,250,000	$15,000,000	$22,500,000
Loop Capital Markets LLC	$9,375,000	$9,375,000	$12,500,000	$18,750,000
Academy Securities, Inc.	$7,500,000	$7,500,000	$10,000,000	$15,000,000
AmeriVet Securities, Inc.	$7,500,000	$7,500,000	$10,000,000	$15,000,000
Independence Point Securities LLC	$7,500,000	$7,500,000	$10,000,000	$15,000,000
R. Seelaus & Co., LLC	$7,500,000	$7,500,000	$10,000,000	$15,000,000
Samuel A. Ramirez & Company, Inc.	$7,500,000	$7,500,000	$10,000,000	$15,000,000
Siebert Williams Shank & Co., LLC	$7,500,000	$7,500,000	$10,000,000	$15,000,000
Total	$750,000,000	$750,000,000	$1,000,000,000	$1,500,000,000

SCHEDULE I - Page 1

SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

Floating Rate Notes Due 2027 (the “Floating Rate Notes”);

4.100% Notes Due 2027 (the “2027 Notes”);

4.350% Notes Due 2030 (the “2030 Notes”); and

4.900% Notes Due 2035 (the “2035 Notes” and, together with the 2027 Notes and 2030 Notes, the “Fixed Rate Notes,” and the Fixed Rate Notes, together with the Floating Rate Notes, the “Designated Securities”).

AGGREGATE PRINCIPAL AMOUNT:

In the case of the Floating Rate Notes, $750,000,000;

In the case of the 2027 Notes, $750,000,000;

In the case of the 2030 Notes, $1,000,000,000; and

In the case of the 2035 Notes, $1,500,000,000.

PRICE TO PUBLIC:

In the case of the Floating Rate Notes, 100% of the principal amount of the Floating Rate Notes;

In the case of the 2027 Notes, 99.987% of the principal amount of the 2027 Notes;

In the case of the 2030 Notes, 99.827% of the principal amount of the 2030 Notes; and

In the case of the 2035 Notes, 99.992% of the principal amount of the 2035 Notes;

In each case, plus accrued interest, if any, from April 28, 2025.

PURCHASE PRICE TO UNDERWRITERS:

In the case of the Floating Rate Notes, 99.800% of the principal amount of the Floating Rate Notes, plus accrued interest, if any, from April 28, 2025; and the selling concession shall be 0.120% and the reallowance concession shall be 0.080%, in each case, of the principal amount of the Floating Rate Notes;

In the case of the 2027 Notes, 99.787% of the principal amount of the 2027 Notes, plus accrued interest, if any, from April 28, 2025; and the selling concession shall be 0.120% and the reallowance concession shall be 0.080%, in each case, of the principal amount of the 2027 Notes;

SCHEDULE II - Page 1

In the case of the 2030 Notes, 99.477% of the principal amount of the 2030 Notes, plus accrued interest, if any, from April 28, 2025; and the selling concession shall be 0.200% and the reallowance concession shall be 0.150%, in each case, of the principal amount of the 2030 Notes; and

In the case of the 2035 Notes, 99.542% of the principal amount of the 2035 Notes, plus accrued interest, if any, from April 28, 2025; and the selling concession shall be 0.250% and the reallowance concession shall be 0.200%, in each case, of the principal amount of the 2035 Notes.

INDENTURE:

Indenture, dated as of July 19, 2005, as supplemented by the First Supplemental Indenture, dated as of December 1, 2006, the Second Supplemental Indenture, dated as of December 19, 2014, and the Third Supplemental Indenture, dated as of June 26, 2018, each between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.

MATURITY:

In the case of the Floating Rate Notes, April 28, 2027;

In the case of the 2027 Notes, April 28, 2027;

In the case of the 2030 Notes, April 28, 2030; and

In the case of the 2035 Notes, April 28, 2035.

INTEREST RATE:

In the case of the Floating Rate Notes, the interest rate for the initial Interest Period will be Compounded SOFR, as determined on July 24, 2025, plus 43 basis points. Thereafter, the interest rate for any Interest Period (as defined below) will be Compounded SOFR, as determined on the applicable date that is the second U.S. government securities business day preceding the Interest Determination Date (as defined below), plus 43 basis points from and including April 28, 2025, payable on a quarterly basis in arrears and calculated on the basis of the actual number of days during the relevant interest period and a 360-day year, in no event less than zero;

In the case of the 2027 Notes, 4.100% from and including April 28, 2025, payable on a semi-annual basis in arrears and calculated assuming a 360-day year consisting of twelve 30-day months;

In the case of the 2030 Notes, 4.350% from and including April 28, 2025, payable on a semi-annual basis in arrears and calculated assuming a 360-day year consisting of twelve 30-day months; and

SCHEDULE II - Page 2

In the case of the 2035 Notes, 4.900% from and including April 28, 2025, payable on a semi-annual basis in arrears and calculated assuming a 360-day year consisting of twelve 30-day months.

INTEREST PAYMENT DATES:

In the case of the Floating Rate Notes, January 28, April 28, July 28 and October 28 of each year, beginning on July 28, 2025;

In the case of the 2027 Notes, April 28 and October 28 of each year, beginning on October 28, 2025;

In the case of the 2030 Notes, April 28 and October 28 of each year, beginning on October 28, 2025; and

In the case of the 2035 Notes, April 28 and October 28 of each year, beginning on October 28, 2025.

INTEREST PAYMENT RECORD DATES:

In the case of the Floating Rate Notes, January 13, April 13, July 13 and October 13 of each year;

In the case of the 2027 Notes, April 13 and October 13 of each year;

In the case of the 2030 Notes, April 13 and October 13 of each year; and

In the case of the 2035 Notes, April 13 and October 13 of each year.

INTEREST RATE RESET DATE:

In the case of the Floating Rate Notes, each Interest Payment Date.

In the case of the Fixed Rate Notes, not applicable.

INTEREST DETERMINATION DATE:

In the case of the Floating Rate Notes, the second U.S. government securities business day preceding each Interest Payment Date.

In the case of the Fixed Rate Notes, not applicable.

INTEREST PERIOD:

In the case of the Floating Rate Notes, the period from and including a Floating Rate Interest Payment Date (or, in the case of the initial Interest Period, the Settlement Date) to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final interest period for the Floating Rate Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the Floating Rate Notes to, but excluding, the maturity date.

SCHEDULE II - Page 3

In the case of the Fixed Rate Notes, not applicable.

OBSERVATION PERIOD:

In the case of the Floating Rate Notes, the period from and including two U.S. government securities business days preceding the first date of such relevant Interest Period to but excluding two U.S. government securities business days preceding the Latter Floating Rate Interest Payment Date for such Interest Period; provided that the first Observation Period shall be the period from and including two U.S. government securities business days preceding the Settlement Date to, but excluding, the two U.S. government securities business days preceding the first Floating Rate Interest Payment Date.

In the case of the Fixed Rate Notes, not applicable.

OPTIONAL REDEMPTION PROVISIONS:

There are no optional redemption provisions applicable to the Floating Rate Notes.

Walmart may redeem the Fixed Rate Notes of any series, at its option and, as to each series of Fixed Rate Notes, in whole or in part, at any time and from time to time, prior to the maturity date, in the case of the 2027 Notes, and the applicable Par Call Date, in the case of the 2030 Notes and the 2035 Notes, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•	(a) the sum of the present values of the Remaining Scheduled Payments (as defined below) less (b) interest accrued to, but excluding, the redemption date, and

•	100% of the principal amount of the Fixed Rate Notes to be redeemed,

plus, in either case, any accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the applicable Par Call Date, in the case of the 2030 Notes and the 2035 Notes, Walmart may redeem such series of the Fixed Rate Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of such series of Fixed Rate Notes to be redeemed, plus any accrued and unpaid interest on such series of Fixed Rate Note to be redeemed to, but excluding, the redemption date.

“Par Call Date” means, in the case of the 2030 Notes, March 28, 2030 (the date that is 1 month prior to the maturity date of such Fixed Rate Notes), and, in the case of the 2035 Notes, January 28, 2035 (the date that is 3 months prior to the maturity date of such Fixed Rate Notes).

SCHEDULE II - Page 4

“Remaining Scheduled Payments” means, with respect to any series of Fixed Rate Notes, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption (assuming that such notes matured on the maturity date, in the case of the 2027 Notes, and the applicable Par Call Date, in the case of the 2030 Notes and the 2035 Notes).

In determining the present value of the Remaining Scheduled Payments, Walmart will discount such payments to the redemption date (assuming that such notes matured on the maturity date, in the case of the 2027 Notes, and the applicable Par Call Date in the case of the 2030 Notes and the 2035 Notes) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus, in the case of the 2027 Notes, 5 basis points, in the case of the 2030 Notes, 10 basis points and, in the case of the 2035 Notes, 10 basis points.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the notice of the redemption based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date, in the case of the 2027 Notes, and the applicable Par Call Date in the case of the 2030 Notes and the 2035 Notes (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the maturity date, in the case of the 2027 Notes, and the applicable Par Call Date, in the case of the 2030 Notes and the 2035 Notes, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the notice of the redemption, H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such notice of the redemption of the United States Treasury security maturing on, or with a maturity that is closest to, the maturity date, in the case of the 2027 Notes, and the applicable Par Call Date, in the case of the 2030 Notes and the 2035 Notes. If there is no United States

SCHEDULE II - Page 5

Treasury security maturing on the maturity date, in the case of the 2027 Notes, or the applicable Par Call Date, in the case of the 2030 Notes and the 2035 Notes, but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date, in the case of the 2027 Notes, and the applicable Par Call Date, in the case of the 2030 Notes and the 2035 Notes, one with a maturity date preceding the maturity date, in the case of the 2027 Notes, and the applicable Par Call Date, in the case of the 2030 Notes and the 2035 Notes, and one with a maturity date following the maturity date, in the case of the 2027 Notes, and the applicable Par Call Date, in the case of the 2030 Notes and the 2035 Notes, the Company shall select the United States Treasury security with a maturity date preceding the maturity date, in the case of the 2027 Notes, and the applicable Par Call Date, in the case of the 2030 Notes and the 2035 Notes. If there are two or more United States Treasury securities maturing on the maturity date, in the case of the 2027 Notes, and the applicable Par Call Date, in the case of the 2030 Notes and the 2035 Notes, or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

A notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) to each registered holder of the Fixed Rate Notes being redeemed at least 10 days but not more than 60 days before the redemption date.

In the case of a partial redemption, selection of any Fixed Rate Note for redemption, in the case of global securities representing such series of Fixed Rate Notes, be made in accordance with the policies and procedures of DTC (or another depositary), and in the case of such certificated notes, will be made by lot. No Fixed Rate Note of a principal amount of $2,000 or less will be redeemed in part. If any Fixed Rate Note is to be redeemed in part only, the notice of redemption that relates to such Fixed Rate Note will state the portion of the principal amount of such Note to be redeemed. A new Fixed Rate Note in a principal amount equal to the unredeemed portion of such Fixed Rate Note will be issued in the name of the holder of such Fixed Rate Note upon surrender for cancellation of the original Note. For so long as the Fixed Rate Notes are held by The Depository Trust Company (or another depositary), the redemption of any Fixed Rate Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on any Fixed Rate Note or portions thereof called for redemption.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

SCHEDULE II - Page 6

SINKING FUND PROVISIONS:

None.

PAYMENT OF ADDITIONAL AMOUNTS:

Not applicable.

OTHER PROVISIONS:

As to be set forth in the Prospectus.

TIME OF DELIVERY:

10:00 a.m. (New York City time) on April 28, 2025.

CLOSING LOCATION:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

NAMES AND ADDRESSES OF REPRESENTATIVES:

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, North Carolina 28202

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

BNP Paribas Securities Corp.

787 7th Avenue, 3rd Floor

New York, New York 10019

Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, New York 10020

SCHEDULE II - Page 7

ADDRESSES FOR NOTICES:

BofA Securities, Inc.

114 West 47th Street

NY8-114-07-01

New York, New York 10036

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, North Carolina 28202

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

BNP Paribas Securities Corp.

787 7th Avenue, 3rd Floor

New York, New York 10019

Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, New York 10020

APPLICABLE TIME

(For purposes of Sections 2(a), 2(d) and 8(c) of the Underwriting Agreement):

9:12 p.m. (New York City time) on April 23, 2025, in the case of all the Designated Securities.

LIST OF FREE WRITING PROSPECTUSES

(Pursuant to Section 2(f) of Underwriting Agreement):

Final Term Sheet, dated April 23, 2025, in the form agreed between the Company and the Representatives.

OTHER MATTERS:

(A)

Each Underwriter hereby represents and agrees that it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Designated Securities to any retail investor in the European Economic Area (the “EEA”) and that no key information document required by Regulation (EU) No. 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the Designated Securities or otherwise making them available to retail investors in the EEA has been, or will be, prepared. For the purposes of this provision:

SCHEDULE II - Page 8

a.	the expression “retail investor” means a person who is one (or more) of the following:

i.	a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or

ii.

a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”) where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or

iii.	not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”); and

b.

the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Designated Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Designated Securities.

(B)

Each Underwriter hereby represents and agrees that it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Designated Securities to any retail investor in the United Kingdom (the “UK”) and that no key information document required by Regulation (EU) No. 1286/2014 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”) (the “UK PRIIPs Regulation”) for offering or selling the Designated Securities or otherwise making them available to retail investors in the UK has been, or will be, prepared. For the purposes of this provision:

a. the expression “retail investor” means a person who is one (or more) of the following:

i. a retail client as defined in point (8) of Article 2 of Regulation (EU) No. 2017/565 as it forms part of domestic law by virtue of the EUWA; or

ii.a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No. 600/2014 as it forms part of domestic law by virtue of the EUWA; or

iii.not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA (the “UK Prospectus Regulation”); and

SCHEDULE II - Page 9

b.

the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Designated Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Designated Securities.

(C)

Each Underwriter hereby represents and agrees that it has not offered or sold, and will not offer or sell, any Designated Securities in Hong Kong by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571 of the laws of Hong Kong) (the “SFO”) and any rules made thereunder; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32 of the laws of Hong Kong) (the “CO”) or which do not constitute an offer to the public within the meaning of the CO; and no advertisement, invitation or document relating to the Designated Securities may be issued or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to the Designated Securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the SFO and any rules made thereunder.

(D)

The Designated Securities have not been and will not be registered under Article 4, Paragraph 1 of the Financial Instruments and Exchange Act (Act No. 25 of 1948, as amended, the “Financial Instruments and Exchange Act”). Accordingly, none of the Designated Securities nor any interest therein may be offered or sold, directly or indirectly, in Japan or to, or for the benefit of, any “resident” of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to or for the benefit of a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Act and any other applicable laws, regulations and ministerial guidelines of Japan in effect at the relevant time.

(E)

Each Underwriter hereby represents and agrees that the Prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, no Underwriter has offered or sold any Designated Securities or caused such Designated Securities to be made the subject of an invitation for subscription or purchase and will not offer or sell such Designated Securities or cause such Designated Securities to be made the subject of an invitation for subscription or purchase, and has not circulated or distributed, nor will it circulate or distribute the Prospectus or any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of such Designated Securities, whether directly or indirectly, to any person in Singapore other than: (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person (as defined in Section 275(2) of the

SCHEDULE II - Page 10

SFA) pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA. Where the Designated Securities are subscribed or purchased under Section 275 of the SFA by a relevant person which is: (a) a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferred within six months after that corporation or that trust has acquired the Designated Securities pursuant to an offer made under Section 275 of the SFA except: (1) to an institutional investor or to a relevant person, or to any person arising from an offer referred to in Section 275(1A) or Section 276(4)(i)(B) of the SFA; (2) where no consideration is or will be given for the transfer; (3) where the transfer is by operation of law; (4) as specified in Section 276(7) of the SFA; or (5) as specified in Regulation 37A of the Securities and Futures (Offers of Investments) (Securities and Securities-based Derivatives Contracts) Regulations 2018.

Solely for the purposes of its obligations pursuant to sections 309B(1)(a) and 309B(1)(c) of the SFA, the Company has determined, and hereby notifies all relevant persons (as defined in Section 309A of the SFA) that the Designated Securities are “prescribed capital markets products” (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

(F)

The Designated Securities may be sold only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations. Any resale of the Designated Securities must be made in accordance with an exemption from, or in a transaction not subject to, the prospectus requirements of applicable securities laws. Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if the Prospectus (including any amendment thereto) contains a misrepresentation, provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser’s province or territory. The purchaser should refer to any applicable provisions of the securities legislation of the purchaser’s province or territory for particulars of these rights or consult with a legal advisor. Pursuant to section 3A.3 of National Instrument 33-105 Underwriting Conflicts (“NI 33-105”), the Underwriters are not required to comply with the disclosure requirements of NI 33-105 regarding underwriter conflicts of interest in connection with the offering of the Designated Securities.

SCHEDULE II - Page 11

(G)

The Designated Securities may not be publicly offered, sold or advertised, directly or indirectly, in Switzerland within the meaning of the Swiss Financial Services Act (“FinSA”) and no application has or will be made to admit the Designated Securities to trading on any trading venue (exchange or multilateral trading facility) in Switzerland. Neither the Prospectus Supplement nor any other offering or marketing material relating to the Designated Securities constitutes a prospectus pursuant to the FinSA, and neither the Prospectus Supplement nor any other offering or marketing material relating to the Designated Securities may be publicly distributed or otherwise made publicly available in Switzerland.

(H)

The Designated Securities may not be offered, sold and delivered directly or indirectly, or offered or sold to any person for reoffering or resale, directly or indirectly, in the Republic of Korea (“Korea”) or to any resident of Korea except pursuant to the applicable laws and regulations of Korea, including, without limitation, the Financial Investment Services and Capital Markets Act and the Foreign Exchange Transaction Act and the decrees and regulations thereunder. The Designated Securities have not been and will not be registered with the Financial Services Commission of Korea for public offering in Korea. Furthermore, the Designated Securities may not be resold to Korean residents unless the purchaser of the Designated Securities complies with all applicable regulatory requirements (including but not limited to government approval requirements under the Foreign Exchange Transaction Act and its subordinate decrees and regulations) in connection with the purchase of the notes.

(I)

The Designated Securities have not been, and will not be, registered or filed with, or approved by, the Financial Supervisory Commission of Taiwan, the Republic of China (“Taiwan”) and/or other regulatory authority of Taiwan pursuant to applicable securities laws and regulations and may not be sold, issued or offered within Taiwan through a public offering or in circumstances which could constitute an offer within the meaning of the Securities and Exchange Act of Taiwan or relevant laws and regulations that requires a registration, filing or approval of the Financial Supervisory Commission of Taiwan and/or other regulatory authority of Taiwan. No person or entity in Taiwan is authorized to offer, sell, give advice regarding or distribute or otherwise intermediate the offering of the Designated Securities or the provision of information relating to the Prospectus Supplement and the accompanying Prospectus. The Designated Securities may be made available to Taiwan resident investors outside Taiwan for purchase by such investors outside Taiwan for purchase outside Taiwan by investors residing in Taiwan, but may not be issued, offered, sold or resold in Taiwan, unless otherwise permitted by Taiwan laws and regulations. No subscription or other offer to purchase the notes shall be binding on the Company until received and accepted by the Company or any underwriter outside of Taiwan (the “Place of Acceptance”), and the purchase/sale contract arising therefrom shall be deemed a contract entered into in the Place of Acceptance.

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(J)

The Designated Securities have not been, and are not being, publicly offered, sold, promoted or advertised in the United Arab Emirates (including the Abu Dhabi Global Market and the Dubai International Financial Centre) other than in compliance with the laws, regulations and rules of the United Arab Emirates, the Abu Dhabi Global Market and the Dubai International Financial Centre governing the issue, offering and sale of securities. Further, the Prospectus Supplement, the accompanying Prospectus and any other offering or marketing material relating to the Designated Securities or the offering do not constitute a public offer of securities in the United Arab Emirates (including the Abu Dhabi Global Market and the Dubai International Financial Centre) and are not intended to be a public offer. The Prospectus Supplement, the accompanying Prospectus and any other offering or marketing material relating to the notes or the offering have not been approved by or filed with the Central Bank of the United Arab Emirates, the Securities and Commodities Authority, the Financial Services Regulatory Authority or the Dubai Financial Services Authority.

(K)

Each Underwriter hereby represents and agrees that it has not offered, sold or delivered and will not offer, sell or deliver any of the Designated Securities directly or indirectly or distribute the Pricing Prospectus, the Prospectus or any other offering material relating to the Designated Securities in or from any jurisdiction except under circumstances that will result in compliance with the applicable laws and regulations thereof and that will not impose any obligations on the Company except as set forth in the Underwriting Agreement and the Pricing Agreement.

(L)

The Underwriters hereby severally confirm, and the Company hereby acknowledges, that the sole information furnished in writing to the Company by, or on behalf of, the Underwriters specifically for inclusion in the Prospectus Supplement is as follows:

(1)	the names of the Underwriters on the front and back cover pages of the Prospectus Supplement;

(2)	the third paragraph of text under the caption “Underwriting” in the Prospectus Supplement concerning certain terms of the offering by the Underwriters;

(3)	the seventh paragraph of text under the caption “Underwriting” in the Prospectus Supplement concerning stabilization, overallotment and related activities by the Underwriters;

(4)	the final sentence of the eighth paragraph of text under the caption “Underwriting” in the Prospectus Supplement concerning stabilization, overallotment and related activities by the Underwriters;

(5)	the third sentence of the ninth paragraph of text under the caption “Underwriting” in the Prospectus Supplement relating to market-making activities by the Underwriters; and

SCHEDULE II - Page 13

(6)

with respect to each Underwriter that is not an SEC-registered broker-dealer, as to itself, the thirteenth paragraph of text under the caption “Underwriting” in the Prospectus Supplement relating to certain sales through SEC-registered broker-dealers.

(M)	Clause 8(d) of the Underwriting Agreement is hereby deleted and the following text is substituted therefor:

(d)

On the date of the Pricing Agreement relating to the Designated Securities and on the Time of Delivery for the Designated Securities, Ernst & Young LLP shall have furnished to the Representatives “comfort” letters dated the respective dates of delivery thereof as to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives.

(N)	The Underwriting Agreement is hereby amended by adding the following text after Section 21:

22.

Contractual Recognition of Bail-In. Notwithstanding any other term of this Underwriting Agreement or any other agreements, arrangements or understanding between the Underwriters that are subject to Bail-in Legislation (as defined below) (together, the “Covered EU Banks”) and the Company, the Company acknowledges, accepts and agrees to be bound by: (i) the effect of the exercise of Write-down and Conversion powers as defined in relation to the relevant Bail-in Legislation (as defined below) (“Bail-in Powers”) by the resolution authority with the ability to exercise any Bail-in Powers in relation to the Covered EU Banks (the “Relevant Resolution Authority”) in relation to any liability as defined under the applicable Bail-in Legislation (a “BRRD Liability”) of such Covered EU Banks to the Company under this Underwriting Agreement, that (without limitation) may include and result in any of the following, or some combination thereof: (a) the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon; (b) the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the Covered EU Banks or another person (and the issue to or conferral on the Company of such shares, securities or obligations); (c) the cancellation of the BRRD Liability; or (d) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and (ii) the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority. For purposes of this Section 22, “Bail-in Legislation” means, in relation to the United Kingdom, Part I of the UK Banking Act 2009 and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through

SCHEDULE II - Page 14

liquidation, administration or other insolvency proceedings), and in relation to a member state of the European Economic Area which has implemented, or which at any time implements, Directive 2014/59/EU, as amended by Directive 2019/879/EU, establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time. “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/.

(O)	The Underwriting Agreement is hereby amended by adding the following text after Section 22:

23.

Recognition of the U.S. Special Resolutions Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)

In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)

For purposes of this Section 23: (i) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (ii) “Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (iv) “U.S. Special Resolution Regime” means each of (A) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (B) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SCHEDULE II - Page 15

(P)	Clause 8(g)(iv) of the Underwriting Agreement is hereby deleted and the following text is substituted therefor:

(iv)

the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency (including without limitation as a result of an act of terrorism, epidemic or pandemic) or war if the effect of any such event specified in this clause (iv), in the reasonable judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus;

(Q)	Section 21 of the Underwriting Agreement is hereby deleted and the following text is substituted therefor:

21.

General Provisions. This Agreement and the Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and the Pricing Agreement or any document to be signed in connection with this Agreement or the Pricing Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto and thereto consent to conduct the transactions contemplated hereunder and thereunder by electronic means.

(R)	Section 2(k) of the Underwriting Agreement is hereby deleted and the following text is substituted therefor:

(k)

The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Prospectus; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; and all of the issued shares of capital stock or equivalent equity interests of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable or are assessable for amounts of additional capital not material to the Company and its Subsidiaries considered as one enterprise and are owned directly or indirectly by the Company, except as set forth in the Pricing Prospectus and the Prospectus and except that, as of the date

SCHEDULE II - Page 16

hereof, the Company owns, directly or indirectly, more than a majority, but less than all, of the issued and outstanding shares of capital stock or equivalent equity interests in Flipkart Private Limited, Wal-Mart de Mexico, S.A.B. de C.V., entities in which less than 1% of the outstanding shares or beneficial interests of such entities are held by persons in order for the entities to comply with applicable laws or to qualify for a particular treatment under applicable laws, and certain other of its Subsidiaries as to which the minority interests therein are not material to the operations of the Company and its Subsidiaries considered as one enterprise; and the shares of capital stock or equivalent equity interests of the Subsidiaries owned by the Company are free and clear of all liens, encumbrances, equities or claims, except as set forth in the Pricing Prospectus and the Prospectus and except as do not, individually or in the aggregate, materially and adversely affect the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise;

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WALMART INC.

DEBT SECURITIES

UNDERWRITING AGREEMENT

April 23, 2025

The Underwriters Listed on Schedule I

to the applicable Pricing Agreement (as defined herein)

Ladies and Gentlemen:

From time to time WALMART INC., a Delaware corporation (the “Company”), proposes to enter into one or more Pricing Agreements (each, a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the “Securities”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Designated Securities”).

The terms of any particular issuance of Designated Securities and the rights of the holders of such Designated Securities shall be as specified in the applicable Pricing Agreement and in or pursuant to the indenture (the “Indenture”) identified in such Pricing Agreement. References in this Agreement to “the Pricing Agreement” are to the applicable Pricing Agreement relating to the particular issuance and sale of Designated Securities specified therein.

1. Introduction. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any Underwriter to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. The Pricing Agreement shall specify, with respect to the purchase and sale of the Designated Securities pursuant thereto, (a) in Schedule I thereto (i) the names of the Underwriters of the Designated Securities and (ii) the principal amount of Designated Securities to be purchased by each Underwriter at the Time of Delivery (as defined in Section 4 hereof) and (b) in Schedule II thereto (i) the title or titles of the Designated Securities, (ii) the aggregate principal amount or amounts of the Designated Securities, (iii) the price or prices of the Designated Securities to the public, (iv) the purchase price or prices of the Designated Securities to the Underwriters, and, to the extent applicable, any selling concession or concessions and reallowance concession or concessions applicable to the Underwriters and dealers, as the case may be, (v) specified funds, if not immediately available funds, for payment of the purchase price for the Designated Securities, (vi) the title of the Indenture under which the

Designated Securities are being issued, (vii) the maturity or maturities of the Designated Securities, (viii) the interest rate or rates of the Designated Securities or the manner in which the interest rate or rates are to be determined, (ix) the interest payment dates of the Designated Securities, (x) the record dates for the payment of interest on the Designated Securities, (xi) the redemption provisions, if any, of the Designated Securities, (xii) the sinking fund provisions, if any, of the Designated Securities, (xiii) the Time of Delivery, (xiv) the closing location with respect to the closing of the sale of the Designated Securities pursuant to this Agreement and the Pricing Agreement, (xv) the name or names and address or addresses of the Representatives of the Underwriters, (xvi) such other terms, conditions and other provisions of the Designated Securities as are established in accordance with the Indenture and (xvii) such other terms, conditions and other provisions that supplement, amend or modify this Agreement with respect to the Designated Securities or the Indenture. The Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and the Pricing Agreement shall be several and not joint.

2. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) An “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) in respect of the Securities (File No. 333-275878) has been filed on Form S-3 with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement but including all documents incorporated by reference in each prospectus contained therein, delivered to the Representatives for each of the other Underwriters, became effective under the Securities Act upon filing with the Commission; no other document with respect to such registration statement or any such document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission except for (i) any prospectuses, preliminary prospectus supplements, prospectus supplements, documents incorporated by reference therein and final term sheets constituting issuer free writing prospectuses for purposes of Rule 433 under the Securities Act previously filed in connection with the offer and sale of Securities (other than the Designated Securities) pursuant to such registration statement, (ii) any prospectus and preliminary prospectus supplement relating to the Designated Securities and (iii) any other documents identified in the Pricing Agreement with respect to the Designated Securities; no stop order suspending the effectiveness of such registration statement or any post-effective amendment thereto has been issued, no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto for the registration of the offer and sale of the Securities by the Company pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission prior to or on the date of the Pricing Agreement relating to the Designated Securities, being hereinafter called the “Base Prospectus”; any preliminary prospectus

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(including any preliminary prospectus supplement) relating to the Designated Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act, being hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto (other than the Form T-1 of The Bank of New York Mellon Trust Company, N.A.) and any prospectus supplement relating to the Designated Securities that is filed with the Commission and deemed by Rule 430B under the Securities Act to be part of such registration statement, each at the time such part of such registration statement became effective, being hereinafter called the “Registration Statement”; the Base Prospectus, as amended or as supplemented with respect to the Designated Securities immediately prior to the Applicable Time (as defined in Section 2(d) hereof), including, without limitation, any Preliminary Prospectus, being hereinafter called the “Pricing Prospectus”; the form of the final prospectus (including the final prospectus supplement) relating to the Designated Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof being hereinafter called the “Prospectus”; any reference herein to the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such prospectus; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such prospectus under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such prospectus; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report on Form 10-K of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the applicable effective date of the Registration Statement and that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” (as defined in Rule 433(h) under the Securities Act) relating to the Designated Securities being hereinafter referred to as an “Issuer Free Writing Prospectus”);

(b) The documents incorporated by reference in the Pricing Prospectus and the Prospectus or any amendment or supplement thereto, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use therein;

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(c) The Registration Statement and the Pricing Prospectus conform, and the Prospectus and any further post-effective amendments to the Registration Statement and the Prospectus will conform, as of the date on which they become effective or are filed with the Commission, as the case may be, in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective dates as to the Registration Statement and any post-effective amendments thereto, as of the applicable filing date as to the Pricing Prospectus and as of the applicable filing date and the Time of Delivery as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use therein;

(d) The Pricing Prospectus, together with the pricing terms for the offering of the Designated Securities and the terms and conditions of the Designated Securities specified in the Final Term Sheet (as defined in Section 5(a) hereof) prepared and filed pursuant to Section 5(a) hereof, did not, as of the time and date designated in the Pricing Agreement as the “Applicable Time” (which the Company and the Representatives have agreed is, as to the issue and sale of the Designated Securities, immediately prior to the time when sales of the Designated Securities to the public are to be first confirmed orally or in writing), contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use therein;

(e) The Company has been, since the initial filing of the Registration Statement, and continues to be a “well-known seasoned issuer” and has not been, since such filing of the Registration Statement, and continues not to be an “ineligible issuer” (as such terms are defined in Rule 405 under the Securities Act); and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act;

(f) The Company has not made (other than, if applicable, as listed on Schedule II to the Pricing Agreement), and will not make (other than the Final Term Sheet prepared and filed pursuant to Section 5(a) hereof with respect to the Designated Securities), any offer relating to the Designated Securities that would constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act), without the prior consent of the Representatives; the Company will comply with the requirements of Rule 433 under the Securities Act with respect to any such free writing prospectus; any such free writing prospectus will not, as of its issue date and through the Time of Delivery for such Designated Securities, include any information that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus; and any such free writing prospectus, when taken together with the information contained in

4

the Registration Statement, the Pricing Prospectus or the Prospectus, did not, when issued or filed pursuant to Rule 433 under the Securities Act, and does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g) Neither the Company nor any of the corporations, companies or other entities of which the Company owns, directly or indirectly, a majority of the outstanding equity interests or which the Company otherwise controls (collectively, the “Subsidiaries”) has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that was or is material to the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise, otherwise than as set forth in the Pricing Prospectus; and, since the respective dates as of which information is given in the Pricing Prospectus and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company and its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise, otherwise than as set forth in the Pricing Prospectus and the Prospectus;

(h) The Company and its Subsidiaries have all ownership rights in all of the real property and all of the personal property owned by them, in each case free and clear of all liens, encumbrances and defects in title except such as are described in the Pricing Prospectus and the Prospectus or such as do not, individually or in the aggregate, materially and adversely affect the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease or equivalent agreement by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases or equivalent agreements with such exceptions as do not, individually or in the aggregate, materially and adversely affect the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise;

(i) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise;

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(j) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Subsidiary of the Company has been duly incorporated, organized or formed and is validly existing and (if applicable) in good standing under the laws of its jurisdiction of incorporation, organization or formation;

(k) The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Prospectus; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; and all of the issued shares of capital stock or equivalent equity interests of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable or are assessable for amounts of additional capital not material to the Company and its Subsidiaries considered as one enterprise and are owned directly or indirectly by the Company, except as set forth in the Pricing Prospectus and the Prospectus and except that, as of the date hereof, the Company owns, directly or indirectly, more than a majority, but less than all, of the issued and outstanding shares of capital stock or equivalent equity interests in Flipkart Private Limited and Wal-Mart de Mexico, S.A.B. de C.V., entities in which less than 1% of the outstanding shares or beneficial interests of such entities are held by persons in order for the entities to comply with applicable laws or to qualify for a particular treatment under applicable laws, and certain other of its Subsidiaries as to which the minority interests therein are not material to the operations of the Company and its Subsidiaries considered as one enterprise; and the shares of capital stock or equivalent equity interests of the Subsidiaries owned by the Company are free and clear of all liens, encumbrances, equities or claims, except as set forth in the Pricing Prospectus and the Prospectus and except as do not, individually or in the aggregate, materially and adversely affect the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise;

(l) The Designated Securities have been duly authorized, and, when such Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized,

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executed and delivered, and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Pricing Prospectus (taken together with the Final Term Sheet) and the Prospectus;

(m) This Agreement has been duly authorized, executed and delivered, and the Pricing Agreement will be duly authorized, executed and delivered on the date thereof, by the Company;

(n) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which (i) the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject or (ii) any of the Company’s Subsidiaries is a party or by which any of its Subsidiaries is bound or to which any of the property or assets of any of its Subsidiaries is subject, which conflict, breach, violation or default, in the case of this clause (ii) (but not clause (i)), would materially and adversely affect the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, each as amended to date, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Pricing Agreement or the Indenture, except (i) such as have been, or will have been prior to the Time of Delivery, obtained under the Securities Act and the Trust Indenture Act, (ii) such, if any, as have been, or will have been prior to the Time of Delivery, obtained under securities laws and regulations of the European Union or any foreign country to which the Company is, has or will become subject due to actions taken, or omitted, by the Company or by the Underwriters with the knowledge of the Company and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “Blue Sky” laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

(o) Other than as set forth in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject that, if determined adversely to the Company or any of its Subsidiaries,

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would, individually or in the aggregate, have a material adverse effect on the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise; and, other than as set forth in the Pricing Prospectus and the Prospectus, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others; and

(p) Ernst & Young LLP, which has audited and reported on certain financial statements of the Company and its Subsidiaries and the Company’s internal control over financial reporting, is an independent registered public accounting firm with respect to the Company and its Subsidiaries as required by the Securities Act and the Exchange Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board.

For purposes of this Section 2 as well as for Section 8 hereof, references to “the Pricing Prospectus and the Prospectus” are to each of such prospectuses as a separate or stand-alone document (and not the two such prospectuses taken together), so that representations, warranties, agreements, conditions and legal opinions will be made, given or measured independently in respect of each of the Pricing Prospectus and the Prospectus.

3. Offer and Sale of Designated Securities. Upon the execution of the Pricing Agreement applicable to the Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus.

4. Payment and Settlement for Designated Securities. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement, in definitive form to the extent practicable, and in such authorized denominations and registered in such name or names as the Representatives may request upon at least twenty-four hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives, against payment by such Underwriter or on its behalf of the purchase price therefor by one or more wire transfers in immediately available funds (or such other funds as specified in the Pricing Agreement), payable to the order of the Company, all at the place and time and date specified in the Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Designated Securities.

5. Further Agreements of the Company. The Company agrees with each of the Underwriters of any Designated Securities:

(a) (i) To prepare the Prospectus in relation to the Designated Securities in a form approved by the Representatives and to file the Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement or, if applicable, such earlier time as may be required by Rule 424(b) under the Securities Act; (ii) to make no further amendment or any supplement to the Registration Statement or the Prospectus after the date of the Pricing Agreement relating to the Designated Securities

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and prior to the Time of Delivery for the Designated Securities that shall be disapproved by the Representatives promptly after reasonable notice thereof (provided, however, this clause (ii) shall, in the case of any periodic or current report or proxy statement that the Company is required to file pursuant to Section 13(a), 13(c), 14 or Section 15(d) under the Exchange Act prior to or at the Time of Delivery, apply to the extent practicable in the light of the circumstances); (iii) to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and for so long thereafter as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), and to furnish the Representatives with copies thereof; (iv) to prepare a final term sheet (the “Final Term Sheet”), containing solely a description of the Designated Securities in the form agreed between the Company and the Representatives and to file the Final Term Sheet pursuant to Rule 433(d) under the Securities Act within the time period prescribed by such Rule; (v) to file within the time period prescribed by Rule 433(d) under the Securities Act, all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act; (vi) to file by the filing deadlines prescribed by the Exchange Act and the rules thereunder, all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such period to advise the Representatives promptly after it files any post-effective amendment to the Registration Statement of the time when such post-effective amendment to the Registration Statement has been filed and becomes effective or promptly after it files any amendment or supplement to the Prospectus or any amended Prospectus, of the time when it files such amendment or supplement to the Prospectus or any amended Prospectus with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of the Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of the receipt from the Commission of any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act for the registration of the offer and sale of the Designated Securities, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information relating to the Registration Statement, the Prospectus or any amendment or supplement thereto or the offer and sale of the Designated Securities; and (vii) in the event of the issuance of any such stop order or any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, or of any such notice of objection, to use promptly its reasonable best efforts to obtain its withdrawal;

(b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such

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Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction (it being recognized that, solely for purposes of this Section 5(b), the Company shall not be required by the Representatives, without its consent, to subject itself to any securities laws or regulations of the European Union, or of any foreign country, to which the Company was not subject immediately prior to the offering and sale of such Designated Securities);

(c) To furnish the Underwriters with copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance;

(d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Securities Act);

(e) During the period beginning from the date of the Pricing Agreement and continuing to and including the Time of Delivery for the Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than one year after such Time of Delivery and that are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

(f) To furnish to the holders of the Designated Securities, upon such holders’ request, as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

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(g) During a period of five years from the effective date of the Registration Statement, to furnish to the Representatives copies of all periodic or current reports or other communications (financial or other) of the Company furnished to its shareholders, and deliver to the Representatives (i) as soon as they are available, copies of any periodic or current reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Designated Securities or any class of securities of the Company is listed (provided, however, that the Company shall be deemed to have furnished and delivered such documents if and when such documents are available through the Commission’s EDGAR System on the Commission’s website); and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial information and statements to be on a consolidated basis in reports furnished to its shareholders generally or to the Commission);

(h) To pay the required Commission registration fees relating to the Designated Securities within the time period required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act;

(i) If required by Rule 430B(h) under the Securities Act, to prepare a prospectus in a form approved by the Representatives and to file such prospectus pursuant to Rule 424(b) under the Securities Act not later than is required by such Rule; and to make no further amendment or supplement to such prospectus that shall be disapproved by the Representatives promptly after reasonable notice thereof; and

(j) To use the net proceeds received by it from the sale of the Designated Securities pursuant to this Agreement and the Pricing Agreement in the manner specified in the Prospectus, including in any supplement thereto, relating to the offer and sale of such Designated Securities.

6. Representations, Warranties and Agreements of the Underwriters. Each Underwriter represents and warrants to, and agrees with, the Company and each other Underwriter that:

(a) Such Underwriter has not made, and will not make (other than as permitted by Section 6(b) hereof), any offer relating to the Designated Securities that would constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act), without the prior consent of the Company and the Representatives;

(b) Such Underwriter has not used, and will not use, any free writing prospectus that contains the final terms of the Designated Securities unless such terms have previously been included in a free writing prospectus filed with the Commission in accordance with Rule 433 under the Securities Act, without the prior consent of the Company and the Representatives; provided, however, that each of the Underwriters may use a term sheet relating to the Designated Securities containing customary information not inconsistent with the Final Term Sheet prepared and filed pursuant to Section 5(a) hereof without the prior consent of the Company or the Representatives; and

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(c) Such Underwriter is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering of the Designated Securities and will promptly notify the Company if any such proceeding against it with respect to any offering of the Designated Securities is initiated during such period in which, in the opinion of counsel for the Underwriters, a prospectus relating to the Designated Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sale of the Designated Securities by any Underwriter or any dealer.

7. Payment of Expenses. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus and amendments and supplements thereto, and any Issuer Free Writing Prospectus, and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Pricing Agreement, the Indenture, any “Blue Sky” and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof (including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the “Blue Sky” and legal investment surveys); (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of any indenture trustee and any agent of any Trustee and the fees and disbursements of counsel for any indenture trustee in connection with the Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section 7. It is understood, however, that, except as provided in this Section 7, Section 9 and Section 12 hereof, the Underwriters will pay all of their own costs and expenses including the fees of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

8. Conditions of the Underwriters’ Obligations. The obligations of the Underwriters of Designated Securities under the Pricing Agreement shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

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(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; the Final Term Sheet contemplated by Section 5(a) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued, no proceeding for that purpose shall have been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act for the registration of the offer and sale of the Designated Securities shall have been received by the Company; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Simpson Thacher & Bartlett LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions addressed to the Underwriters, dated the Time of Delivery for the Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Registration Statement, the Pricing Prospectus and the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

(c) Hunton Andrews Kurth LLP, counsel for the Company, shall have furnished to the Representatives their written opinion letter addressed to the Underwriters, dated the Time of Delivery for the Designated Securities, in the form attached as Annex II hereto.

(d) At the Time of Delivery for the Designated Securities, Ernst & Young LLP shall have furnished to the Representatives a “comfort” letter or letters dated such Time of Delivery as to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

(e) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Pricing Prospectus and the Prospectus, which loss or interference would have a material adverse effect on the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise and (ii) since the dates as of which information is given in the Pricing Prospectus and the Prospectus, there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise, otherwise than as set forth in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus;

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(f) On or after the date of the Pricing Agreement, (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities (including, without limitation, any guaranteed debt securities) by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(g) On or after the date of the Pricing Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either U.S. federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this clause (iv), in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus; and

(h) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at, or prior to, such Time of Delivery, as to the matters set forth in Sections 8(a) and 8(e) and as to such other matters as the Representatives may reasonably request.

9. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement, of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, any amendment or supplement to any thereof, or any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any “road show” (as defined in Rule 433 under the Securities Act) that does not otherwise constitute an Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with

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investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, any amendment or supplement to any thereof, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of any Designated Securities through the Representatives expressly for use in any thereof.

(b) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, any amendment or supplement to any thereof, or any Issuer Free Writing Prospectus, arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, any amendment or supplement to any thereof, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter of Designated Securities through the Representatives expressly for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under Section 9(a) or Section 9(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section 9(a) or 9(b), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such Section 9(a) or 9(b). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under Section 9(a) or 9(b), as the case may be, for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

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(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or Section 9(b) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 9(c), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statement or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Designated Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and are not joint.

(e) The obligations of the Company under this Section 9 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

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10. Defaulting Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities that it has agreed to purchase under the Pricing Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein and therein. In the event that, within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus that in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to the Pricing Agreement.

(b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 10(a), the aggregate principal amount of such Designated Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities that such Underwriter agreed to purchase under the Pricing Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities that such Underwriter agreed to purchase under the Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 10(a), the aggregate principal amount or Designated Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in Section 10(b), or if the Company shall not exercise the right described in Section 10(b) to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

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11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any director or officer or controlling person of the Company, and shall survive delivery of and payment for the Designated Securities with respect to which such indemnities, agreements, representations, warranties and other statements are made or given.

12. Termination. If the Pricing Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by the Pricing Agreement except as provided in Section 7 and Section 9 hereof; but, if for any other reason the Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 7 and Section 9 hereof.

13. Authority of Representatives. In all dealings hereunder, the Representatives of the Underwriters of the Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

14. Nature of Underwriters’ Obligations. The Company acknowledges and agrees that (i) the purchase and sale of the Designated Securities pursuant to this Agreement and the Pricing Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and the Pricing Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate. The Company agrees that it shall not claim that the Underwriters, or any of them, have rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with the offering of the Designated Securities contemplated hereby or the process leading thereto.

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15. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Company, shall be delivered or sent by mail, air courier or facsimile transmission (which shall be effective upon confirmation by telephone) to the address of the Company set forth in the Registration Statement, Attention: Chief Executive Officer, with a copy to the General Counsel of the Company; and, if to the Underwriters, shall be delivered or sent by mail, air courier or facsimile transmission (which shall be effective upon confirmation by telephone) to the address or addresses of the Representative or Representatives, as the case may be, as set forth in the Pricing Agreement; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, air courier, telex or facsimile transmission (which shall be effective upon confirmation by telephone) to such Underwriter at its address which, if not set forth in the Pricing Agreement, will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon the addressee’s receipt thereof.

16. Persons Entitled to the Benefit of Agreement. This Agreement and the Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 9 and Section 11 hereof, the directors and officers of the Company and each person who controls the Company or any Underwriter, and their respective successors and assigns (including, in the case of natural persons, their respective heirs, executors and administrators), and no other person shall acquire or have any right under or by virtue of this Agreement or the Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

17. Time of Essence. Time shall be of the essence of the Pricing Agreement. As used herein, “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

18. Definitive Agreement. This Agreement and the Pricing Agreement supersede all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof and thereof.

19. GOVERNING LAW. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

20. WAIVER OF JURY TRIAL. THE COMPANY AND EACH OF THE UNDERWRITERS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PRICING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

21. Counterparts. This Agreement and the Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

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If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof.

Very truly yours,

WALMART INC.

By:	/s/ Matthew Allen
Name:	Matthew Allen
Title:	Vice President, Finance & Assistant Treasurer

[Signature Page to the Underwriting Agreement]

Accepted as of the date hereof (with respect to, but subject to the terms of, Pricing Agreements to which the undersigned is or is deemed to be a signatory):

BOFA SECURITIES, INC.

By:	/s/ Rob Colucci
Name: Rob Colucci
Title: Managing Director

For itself and as a Representative of the several

Underwriters named in Schedule I to the applicable Pricing Agreement

[Signature Page to the Underwriting Agreement]

Accepted as of the date hereof (with respect to, but subject to the terms of, Pricing Agreements to which the undersigned is or is deemed to be a signatory):

GOLDMAN SACHS & CO. LLC

By:	/s/ Johannes Hahn
	Name:	Johannes Hahn
	Title:	Managing Director

For itself and as a Representative of the several

Underwriters named in Schedule I to the applicable Pricing Agreement

[Signature Page to the Underwriting Agreement]

Accepted as of the date hereof (with respect to, but subject to the terms of, Pricing Agreements to which the undersigned is or is deemed to be a signatory):

WELLS FARGO SECURITIES, LLC

By:	/s/ Carolyn Hurley
	Name:	Carolyn Hurley
	Title:	Managing Director

For itself and as a Representative of the several

Underwriters named in Schedule I to the applicable Pricing Agreement

[Signature Page to the Underwriting Agreement]

Accepted as of the date hereof (with respect to, but subject to the terms of, Pricing Agreements to which the undersigned is or is deemed to be a signatory):

BARCLAYS CAPITAL INC.

By:	/s/ Meghan Maher
	Name:	Meghan Maher
	Title:	Managing Director

For itself and as a Representative of the several

Underwriters named in Schedule I to the applicable Pricing Agreement

[Signature Page to the Underwriting Agreement]

Accepted as of the date hereof (with respect to, but subject to the terms of, Pricing Agreements to which the undersigned is or is deemed to be a signatory):

BNP PARIBAS SECURITIES CORP.

By:	/s/ Rafael Ribeiro
	Name:	Rafael Ribeiro
	Title:	Managing Director

For itself and as a Representative of the several

Underwriters named in Schedule I to the applicable Pricing Agreement

[Signature Page to the Underwriting Agreement]

Accepted as of the date hereof (with respect to, but subject to the terms of, Pricing Agreements to which the undersigned is or is deemed to be a signatory):

MIZUHO SECURITIES USA LLC

By:	/s/ Joseph Santaniello
	Name:	Joseph Santaniello
	Title:	Managing Director

For itself and as a Representative of the several

Underwriters named in Schedule I to the applicable Pricing Agreement

[Signature Page to the Underwriting Agreement]

ANNEX I

FORM OF PRICING AGREEMENT

_____________, 2025

____________________

____________________

As Representative[s] of the several

Underwriters named in Schedule I hereto

c/o ____________________

Ladies and Gentlemen:

WALMART INC., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated __________, 2025, (the “Underwriting Agreement”), between the Company, on the one hand, and you, as parties which are signatories or deemed to be signatories to the Underwriting Agreement, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”).

Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions were set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty in Section 2 of the Underwriting Agreement that refers to the Pricing Prospectus or the Prospectus shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Pricing Prospectus or the Prospectus to the fullest extent applicable and also a representation and warranty as of the date of this Pricing Agreement in relation to the Pricing Prospectus or the Prospectus relating to the Designated Securities. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

The Prospectus (including a prospectus supplement relating to the Designated Securities), in all material respects in the form heretofore delivered to you, is now proposed to be filed with the Commission.

ANNEX I - Page 1

2

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

ANNEX I - Page 2

3

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

Very truly yours,

WALMART INC.

By:
Name:
Title:

ANNEX I - Page 3

4

Accepted as of the date hereof:

[NAME OF REPRESENTATIVE]

By:
Name:
Title:

[[NAME OF REPRESENTATIVE]

By:
Name:
Title: ]

For themselves and as Representative[s] of the several

Underwriters named in Schedule I hereto

ANNEX I - Page 4

SCHEDULE I

Underwriter	Principal Amount of Designated Securities to be Purchased
$
TOTAL	$

SCHEDULE I - Page 1

SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

________________ due _________________ (the “Designated Securities”).

AGGREGATE PRINCIPAL AMOUNT:

____________ of the Designated Securities.

PRICE TO PUBLIC:

__% of the principal amount of the Designated Securities, plus accrued interest, if any, from _________________.

PURCHASE PRICE TO UNDERWRITERS:

__% of the principal amount of the Designated Securities, plus accrued interest, if any, from _____________________; and the selling concession shall be __% and the reallowance concession shall be __%, in each case of the principal amount of the Designated Securities.

INDENTURE:

Indenture, dated as of July 19, 2005, as supplemented by the First Supplemental Indenture, dated as of December 1, 2006, the Second Supplemental Indenture, dated as of December 19, 2014, and the Third Supplemental Indenture, dated as of June 26, 2018, each between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.

MATURITY:

______________.

INTEREST RATE:

___% from and including the original issue date.

INTEREST PAYMENT DATES:

________________ and ________________ of each year, commencing on _____________.

INTEREST PAYMENT RECORD DATES:

________________ and ________________ of each year, commencing on _____________.

REDEMPTION PROVISIONS:

___________________________

Schedule II - Page 1

SINKING FUND PROVISIONS:

_________________________.

OTHER PROVISIONS:

_________________________.

TIME OF DELIVERY:

_____ a.m., __________________

CLOSING LOCATION:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

NAMES AND ADDRESSES OF REPRESENTATIVES:

______________________________

______________________________

______________________________

ADDRESSES FOR NOTICES:

______________________________

______________________________

______________________________

APPLICABLE TIME

(For purposes of Sections 2(d) and 8(c) of the Underwriting Agreement):

_____ [a.m.] [p.m.], __________________

[LIST OF FREE WRITING PROSPECTUSES

(Pursuant to Section 2(f) of Underwriting Agreement):

______________________________

______________________________

______________________________]

Schedule II - Page 2

OTHER MATTERS:

______________________________

______________________________

______________________________

Schedule II - Page 3

ANNEX II

FORM OF OPINION OF HUNTON ANDREWS KURTH LLP

1. The Company is validly existing as a corporation and in good standing under the laws of the State of Delaware. Each of the Applicable Subsidiaries is validly existing as a corporation, limited liability company, limited partnership or statutory trust as indicated on Schedule 3 to the Opinion Support Certificate and in good standing under the laws of its jurisdiction of organization, formation or incorporation indicated on Schedule 3 to the Opinion Support Certificate.

2. The Company has the corporate power and corporate authority under the laws of the State of Delaware to (i) execute and deliver, and incur and perform all of its obligations under, the Transaction Documents and (ii) carry on its business and own its properties as described in the Registration Statement, the Preliminary Prospectus and the Prospectus. Each of the Applicable Subsidiaries has the corporate, limited liability company, trust or limited partnership power and authority, as applicable, under the laws of its jurisdiction of organization, formation or incorporation to carry on its business and own its properties as described in the Registration Statement and the Prospectus.

3. Each of the Agreement, the Global Notes and the Indenture has been duly authorized, executed and delivered by the Company.

4. None of (i) the execution and delivery of, or the incurrence or performance by the Company of its obligations under, each of the Transaction Documents, each in accordance with its terms or (ii) the offering, issuance, sale and delivery of the Notes pursuant to the Agreement, (A) constituted, constitutes or will constitute a violation of the Certificate of Incorporation or the Bylaws, (B) constituted, constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default), under any Applicable Agreement, (C) resulted, results or will result in the creation of any security interest in, or lien upon, any of the property or assets of the Company pursuant to any Applicable Agreement, or (D) resulted, results or will result in any violation of (i) applicable laws of the State of New York, (ii) applicable laws of the United States of America or (iii) the General Corporation Law of the State of Delaware.

5. No Governmental Approval or Filing that has not been obtained or made and is not in full force and effect is required to authorize, or is required for, the execution and delivery by the Company of the Transaction Documents or the incurrence or performance of its obligations thereunder, or the enforceability of any of such Transaction Documents against the Company. As used in this paragraph, “Governmental Approval or Filing” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of (i) the State of Delaware, pursuant to the General Corporation Law of the State of Delaware, (ii) the State of New York, pursuant to applicable laws of the State of New York or (iii) the United States of America, pursuant to applicable laws of the United States of America.

ANNEX II - Page 1

6. The statements under the captions “Description of the Debt Securities” in the Base Prospectus and “Description of the Notes” in the Preliminary Prospectus, together with the statements of the terms of the Notes contained in the Final Term Sheet, and in the Prospectus, insofar as such statements purport to summarize certain provisions of documents referred to therein and reviewed by us as described above, fairly summarize such provisions in all material respects, subject to the qualifications and assumptions stated therein.

7. The statements in the Base Prospectus under the caption “U.S. Federal Income Tax Considerations,” as supplemented by the statements in the Preliminary Prospectus under the caption “U.S. Federal Income Tax Considerations,” and the statements in the Base Prospectus under the caption “U.S. Federal Income Tax Considerations,” as supplemented by the statements in the Prospectus under the caption “U.S. Federal Income Tax Considerations,” insofar as those statements purport to be statements of law or legal conclusions, fairly summarize the matters that are the subjects of those statements in all material respects, subject to the qualifications and assumptions stated therein.

8. The Indenture constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, under applicable laws of the State of New York.

9. When the Global Notes are authenticated by the Trustee in the manner provided in the Indenture and delivered to the Underwriters in accordance with the Agreement and the Notes are paid for by the Underwriters in accordance with the Agreement, the Notes will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, under applicable laws of the State of New York.

10. The Company is not and, immediately after giving effect to the issuance and sale of the Notes occurring today and the application of net proceeds therefrom as described in the Opinion Support Certificate, the Disclosure Package and the Prospectus, will not be required to register as an “investment company” within the meaning of such term as used in the Investment Company Act of 1940, as amended.

In addition, we have participated in conferences with officers and other representatives of the Company, the independent registered public accounting firm for the Company, your counsel and your representatives at which the contents of the Registration Statement, the Disclosure Package and the Prospectus (including the Incorporated Documents) and related matters were discussed and, although we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus (except as and to the extent set forth in paragraphs 6 and 7 above), on the basis of the foregoing (relying with respect to factual matters to the extent we deem appropriate upon statements by officers and other representatives of the Company), (a) we confirm to you that each of the Registration Statement, as of its most recent effective date, the Preliminary Prospectus, as of its date, and the Prospectus, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that we express no statement or belief as to Regulation S-T),

ANNEX II - Page 2

(b) we have not become aware of any documents that are required to be filed as exhibits to the Registration Statement or any of the Incorporated Documents and are not so filed or of any documents that are required to be summarized in the Preliminary Prospectus or the Prospectus or any of the Incorporated Documents, and are not so summarized and (c) furthermore, no facts have come to our attention that have led us to believe that (i) the Registration Statement, at the time it became effective and as of its most recent effective date, insofar as relating to the offering of the Notes, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package (including the Incorporated Documents), as of the Applicable Time, insofar as relating to the offering of the Notes, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the Prospectus (including the Incorporated Documents), as of its date and as of the date hereof, insofar as relating to the offering of the Notes, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that we were not responsible for the preparation of the Incorporated Documents and that we express no opinion, statement or belief in this letter with respect to (i) any historical and pro forma financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial or accounting data, included in or incorporated or deemed incorporated by reference into, or excluded from, the Registration Statement or the Prospectus or the Disclosure Package, or (iii) the Form T-1 included as an exhibit to the Registration Statement and representations and warranties and other statements of fact included in the exhibits to the Registration Statement or Incorporated Documents.

ANNEX II - Page 3